GROWTH.

STRENGTH.

STABILITY.

FIRST DEFIANCE FINANCIAL CORP.

FIRST DEFIANCE
FINANCIAL CORP.

Annual Meeting of
Shareholders

April 22, 2008

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Safe Harbor and Regulation FD
Statement

Statements contained in this presentation which are
not historical facts are forward-looking statements as
defined in the Private Securities Litigation Act of
1995. Such forward-looking statements are subject to
risks and uncertainties which could cause actual
results to differ materially from estimated results.
Such risks and uncertainties are detailed in the
company’s filings with the Securities and Exchange
Commission.

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

First Defiance Financial Corp.
Company Profile

Our unwavering focus for over 90 years:

Community Financial Services

Consolidated Assets of $1.89 billion at 3/31/08

First Federal Bank of the Midwest:

36 banking centers in 15 counties; 45 ATM locations

Wealth Management and Trust Services

First Insurance & Investments

Specialize in Property & Casualty, Group Health

Acquired Huber, Harger, Welt & Smith Insurance
Agency in February 2007

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Why First Defiance is Strong,
Stable and Growing

A Community Banking Model that is
tested and proven

Values:

Customer First

Trusted Advisors

Local decision-making

Increasing the value of our company

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Why First Defiance is Strong,
Stable and Growing

A Look Back: ’02 Leader Mortgage Sale

The Plan: Effective Utilization of Capital, Managing
for the Long-Term

The Results:

36 offices in 15 counties

2.2x Assets

576 Employees

New Markets

Shareholder Value

Largest Community Bank in region

Positioned for continued growth

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Why First Defiance is Strong,
Stable and Growing

Recognizing and Capitalizing on Opportunities:

Acquisitions

De novo branching

Targeted products and services:

Remote Deposit—136 customers

CDARS—Nationally ranked

Commercial and Non-Residential Real Estate
Loans at  $1.1 billion

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

In 2007:

Opened new office on
Coldwater Road in Fort
Wayne

Acquired HHWS
Insurance Agency

Announced Pavilion
Bancorp Acquisition

Why First Defiance is Strong,
Stable and Growing

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

14% growth in non-interest bearing
deposits

$50.2 million growth in commercial loans

Steady mortgage volume despite economy

New Operations Center

Why First Defiance is
Strong, Stable and Growing

Hillsdale
Hillsdale Michigan
Lenawee Michigan
Tecumseh
Adrian
Hudson
Morenci
Montpelier
Williams
Bryan
Fulton
Wauseon
Toledo
Oregon
Lucas
Maumee
Genoa
Ottawa
Perrysburg
Napoleon
Bowling Green
Wood
Defiance
Hicksville
Henry
Paulding
Fort Wayne
Allen Indiana
Glandorf
Ottawa
Putnam
McComb
Findlay
Fostoria
Seneca
Hancock
Delphos
Elida
Lima
Allen
Michigan
Detroit
Toledo
Cleveland
Fort Wayne
Indiana
Defiance
Columbus
Cincinnati

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

First Federal Bank’s New Market

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Financial Highlights
(in millions, except per share amounts)

0.97%

0.95%

1.04%

0.90%

Core Return on assets

9.08%

9.15%

10.03%

8.48%

Core Return on equity

$0.50

$0.54

$2.18

$1.94

Core Net Income per share

$3.61

$3.91

$15.60

$13.90

Core Net Income

$11.98

$13.59

$49.02

$48.66

Net Interest Income

2007

2008

2006

2007

Quarter Ended
March 31

Year Ended
December 31

Core earnings reflects net income less after-tax impact of acquisition related charges in 2008

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Commercial

Loans

$50.2 million in commercial loan
growth= 21.5% in ‘07

Strong small business environment
not tied to subprime

Able to make loans up to $25.6
million; general internal limit is $10
million

Credit Quality

Tim Harris, EVP, Eastern Market
President of First Federal Bank meets
with customer Taylor Gedert, Owner of
Gedert’s Greenhouse in Maumee, Ohio.

10%
18%
3%
22%
47%
Residential Real Estate Loans
Commercial and Non-Residential Real Estate Loans
Commercial and Industrial
Consumer
Home Equity and improvement

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Portfolio by Loan Type

$59
$100
$166
$236
$258
$332
$462
$557
$725
$813
$885
$1,066
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
3/31/08

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Commercial & Commercial Real
Estate Loan Balances
(in $000s)

CAGR = 28.4%

(excluding acquisitions)

0.09%
0.05%
0.05%
0.07%
0.15%
0.16%
0.15%
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
3/31/2008

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Net Charge-Offs
(as a percent of average loans)

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
3/31/2008
1.20%
1.10%
0.90%
Non-Performing assets to total assets
Non-Performing assets to total loans plus REO
Allowance to Total Loans and Real Estate Owned

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Asset Quality Measures

600.00%
500.00%
400.00%
300.00%
200.00%
100.00%
0.00%
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
3/31/2008
150.70%
137.48%
118.95%
109.51%
Allowance to non-performing assets
Allowance to non-performing loans

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Allowance to Non-Performings

FIRST DEFIANCE
FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Credit Quality Factors

We know our customers: in-market lending

Solid underwriting standards

Credit Administration infrastructure active
throughout the loan process

Asset Review Committee assures on-going
monitoring

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Mortgage
Banking

Jennifer Moenter discusses her home building
project with Cindy Metzger, branch manager of
First Federal Bank in Delphos.

$65.8 million in mortgage
originations

517 mortgages in 1st quarter
2008, a 55% increase from
2007

Never involved in sub-prime
lending

Leading originator in region

Local servicing

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$ Balance Originated
3,500
3,000
2,500
2,000
1,500
1,000
500
-
# of Loans Originated
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
3/31/07
3/31/08
$ Balance (in 000s)
Number of Loans

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Mortgage Loans Originated

Balance Serviced (in $millions)
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
# of Loans Serviced
12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 3/31/08
Balance
Number of Loans Serviced

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Mortgage Loans Serviced

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Deposits

In 2007:

Over 20,000 new
retail deposit accounts
opened

1,606 new commercial
deposit customers
joined First Federal

Remote deposit scanner for
businesses.

11.5%
10.2%
10.4%
18.6%
11.9%
37.5%
Savings
Interest Bearing DDA
Money Market
Nonint. Bearing DDA
Local CDs < $100,000
Local CDs > $100,000

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

March 2008 Deposit Account  Mix
 (excludes brokered and national CDs)

$168.0
121.0
106.3
$103.5
$62.5
$55.2
$47.2
12/31/02
12/31/03
12/21/04
12/31/05
12/31/06
12/31/07
3/31/08

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Non-Interest Bearing Deposits
(In 000s)

CAGR = 12.9%

(excluding acquisitions)

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

First Insurance
& Investments

Expanded market

Strong growth in group
health and life insurance

Innovation required to
grow in soft property and
casualty market

First Insurance & Investments

First Defiance Financial Corp.
Growth. Strength. Stability.

Headquartered in Defiance

In 1998, acquired a property & casualty agency; in

1999, acquired an agency with strong group health

and commercial lines; in 2007, acquired Bowling

Green Ohio based property & casualty agency

Growth strategy

Increase sales opportunities

Cross-sell services between First Federal and First

Insurance customers

Strategic acquisitions within First Federal footprint

FIRST INSURANCE & INVESTMENTS

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Commission income growth to $5.3 million in 2007 from $3.3
million in 2002.

Health and Life revenue continues to grow at > 10% rate

Effective management of relationships with Insurance
Companies and good fortune with claims experience has
resulted in significant improvements in “contingent” income

$155,032 in 2004

$355,925 in 2005

$539,241 in 2006

$814,618 in 2007

$784,116 in 2008

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Financial
Results

Net Interest Margin increased by 24 basis points
in 2008 first quarter over 2007 fourth quarter

Core EPS up 6% over 2007 first quarter

Pavilion acquisition completed on March 14, 2008
and had only modest impact on 2008 first quarter

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Net Income in $000s
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Net Income Per Share
2003
2004
2005
2006
2007
2007 YTD Q1
2008 YTD Q1
Income from Continuing Operations
EPS from Continuing Operations

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Net Income – GAAP

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Core Net Income in $000s
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Core Net Income Per Share
2003
2004
2005
2006
2007
2007 YTD Q1
2008 YTD Q1
Income from Continuing Operations
EPS from Continuing Operations

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Net Income – Core Earnings
(excludes one time charges related to settlement of contingent liability in
2004 and acquisition related charges in  2005 and 2008)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Net Interest Income
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
Net Interest Margin
2003
2004
2005
2006
2007
2007 YTD Q1
2008 YTD Q1
Net Interest Income
TE Net Interest Margin

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Net Interest Income
(Tax Equivalent, Continuing Operations Dollars in thousands)

$25,000
$20,000
$15,000
$10,000
$5,000
$-
2003
2004
2005
2006
2007
2007 YTD Q1
2008 YTD Q1
Other non-interest income
Mortgage Banking Income

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Non-Interest Income
(in $000s, excludes securities gains)

59.2%
61.4%
65.4%
64.6%
70.2%
63.3%
67.3%
66.3%
64.0%
67.7%
2003
2004
2005
2006
2007
2007 YTD Q1
2008 YTD Q1
Core Earnings
GAAP Earnings

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Efficiency Ratio

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Pavilion Bancorp. Acquisition

Purchase price of $28 million in cash and 1,039,000 shares of
First Defiance stock

Value of $55.2 million using October 2, 2007 stock price. Using
March 14 stock price, value is $48.2 million

Increased assets by $285 million, net; loans by $231 million and deposits by $209 million

Recorded goodwill and intangibles of $27 million, which reduced our tangible book value per share to $15.45 from $17.79 at
December 31, 2007

Estimated annual accretion per share of $.07 to $.10 per share, excluding one-time acquisition costs

Acquisition cost estimate lowered to $2.0 million from original estimate of $3.5 million

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Capital Management Initiatives

Bank Debt

Increased Bank Debt by $20 million to fund Pavilion acquisition

Trust Preferred Securities

Issued $15 million on 3/30/2007 fixed for 5 years at 6.441%, 90-day
LIBOR + 150 bps after that. Issued $20 million on 10/28/05 at 90-
day LIBOR + 138 bps

Cash Dividends

Quarterly dividend of $.26, 5.9% yield based on 4/18/08 closing price

Stock Repurchases

639,000 share repurchase authorized in 2003; 96,000 shares still to be acquired. Not actively buying shares because of capital needs

Stock Value
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Ave. Trading Volume
1/3/00
5/3/00
9/3/00
1/3/01
5/3/01
9/3/01
1/3/02
5/3/02
9/3/02
1/3/03
5/3/03
9/3/03
1/3/04
5/3/04
9/3/04
1/3/05
5/3/05
9/3/05
1/3/06
5/3/06
9/3/06
1/3/07
5/3/07
9/3/07
1/3/08
FDEF Total Return
Nasdaq Bank Index
Nasdaq Composite Index
5-day Average Trading Volume

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Historical Total Return

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Stock Performance

Industry Bias

Mortgage concerns

Fear

Geographic Bias

Market Concern

Buying Opportunity with Dividend Yield

FIRST DEFIANCE FINANCIAL CORP.
GROWTH. STRENGTH. STABILITY.

Growth. Strength. Stability.

2008 Focus:

Integrate new offices

Good to Great Initiative

Enhance Trusted Advisor services

Private Banking

Deposit Growth Strategies

Wealth Management Services

First Defiance Financial Corp.
GROWTH. STRENGTH. STABILITY.

Growth. Strength. Stability.

A Clear Vision for the Future

Based on our Core Values

Outstanding Team in Place

Well Prepared and Well Positioned

GROWTH.

STRENGTH.

STABILITY.

FIRST DEFIANCE
FINANCIAL CORP.

Thank You